Vanguard Emerging Markets Select Stock Fund
Supplement Dated July 26, 2024, to the Prospectus and Summary Prospectus Dated February 27, 2024
Prospectus and Summary Prospectus Text Change
In the Fund Summary section, the following is added as a new bullet under the “Principal Risks” heading:
• Special risks of investing in China. The Fund’s investments in companies or issuers economically tied to China subject the Fund to unique risks. Investments economically tied to China are associated with considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. All of these factors, among others, have the potential to impact the Fund’s performance and/or liquidity. The Fund may experience higher volatility than a more geographically diverse fund, and country/regional and emerging markets risks may be more pronounced. The Fund may be subject to additional risks depending on the types of Chinese securities in which it invests. For example, the Fund may not be able to access its desired amount of shares of companies incorporated in China that trade on the Shanghai and Shenzhen Stock Exchanges (A-shares) and/or the Hong Kong Stock Exchange (H-shares), which may cause the Fund to miss out on desirable investment opportunities. Certain Chinese securities may be (or become in the future) restricted or sanctioned by the United States government or another government, which could cause these securities to decline in value or become less liquid. To the extent that the Fund holds restricted or sanctioned securities, the Fund may incur losses. Additionally, the Fund may gain exposure to certain companies in China through legal structures known as variable interest entities (VIEs), which provide exposure to Chinese companies through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the U.S., and intervention by the Chinese government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.

Prospectus Text Change
On page 9, the reference to “The Emerging Markets Stock Index Fund” in the first sentence of the last paragraph is replaced with “The Fund.”

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